UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 20, 2005
                                                         -------------


                                  CARMAX, INC.
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             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
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(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


    4900 Cox Road, Glen Allen, Virginia                             23060
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 804-747-0422
                                                            ------------

                                       N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition
---------            ---------------------------------------------

                     The registrant issued a press release on June 20, 2005, announcing its financial results for the fiscal 2006 first quarter ended May 31, 2005. The press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02.


Item 7.01            Regulation FD Disclosure
---------            ------------------------
                     At the company's annual meeting of shareholders to be conducted on June 21, 2005, Austin Ligon, the company's
                     President and Chief Executive Officer, will make a brief presentation to shareholders. During such presentation, he will disclose that the company has recently reviewed its five-year goals as it relates to the company's expected sales growth. The company expects net sales and operating revenues in the range of $10 to $12 billion by fiscal year
                     2010. Further, the company expects annual used unit comparable store sales increases in the range of 4% to 8% during this time period, while continuing to expand the company store base by 15% to 20% annually.

                     The company cautions readers that the statements contained in Item 7.01 about the company's five year goals and expected sales and store base growth are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon management's current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results to differ materially from anticipated results. For more details on factors that could affect expectations, see the company's Annual Report on Form 10-K for the fiscal year ended February 28, 2005, and its quarterly or current reports as filed with or furnished to the Securities and Exchange Commission.


Item 9.01            Financial Statements and Exhibits
---------            ---------------------------------
(c)Exhibits          The following exhibit is being furnished pursuant to Item
                     2.02 above.

  99.1 Press release, dated June 20, 2005, issued by CarMax, Inc., entitled "CarMax Reports Record First Quarter Results; Releases Second Quarter Expectations"

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARMAX, INC.


                                    By:      /s/ Keith D. Browning
                                             ---------------------
                                             Keith D. Browning
                                             Executive Vice President
                                             and Chief Financial Officer





Date:  June 20, 2005

                                INDEX TO EXHIBITS




Exhibit
Number                              Exhibit
-------                             -------


 99.1 Press release, dated June 20, 2005, issued by CarMax, Inc., entitled "CarMax Reports Record First Quarter Results; Releases Second Quarter Expectations"